Subsequent Events	6 Months Ended
Sep. 30, 2023
Subsequent Events [Abstract]
Subsequent Events	SUBSEQUENT EVENTS
Approval of Dividends
On November 14, 2023 the Board of Directors of MUFG approved the payment of semi-annual interim cash dividends of ¥20.5 per share of Common stock, totaling ¥247,101 million, that were payable on December 5, 2023 to the shareholders of record on September 30, 2023.
Repurchase and Cancellation of own shares
At the meeting of the Board of Directors of MUFG held on November 14, 2023, it was resolved to repurchase up to 400,000,000 shares of MUFG’s common stock by market purchases based on the discretionary dealing contract regarding repurchase of its own shares for approximately ¥400 billion, in aggregate, from November 15, 2023 to March 31, 2024. The repurchase plan as authorized by the Board of Directors of MUFG allowed for the repurchase of an aggregate amount of up to 400,000,000 shares, which represents the equivalent of 3.3% of the total number of common shares outstanding excluding its own shares, or of an aggregate repurchase amount of up to ¥400 billion. The purpose of the repurchase is to enhance the return of earnings to shareholders, to improve capital efficiency, and to implement flexible capital policies. Also, on November 30, 2023, MUFG canceled 350,000,000 shares in satisfaction of the resolution adopted at the meeting of the Board of Directors of MUFG held on November 14, 2023.